SUPPLEMENT Dated August 27, 2014
To the Current Prospectus for:

Voya GoldenSelect Genesis I
Voya GoldenSelect Genesis Flex

Issued by Voya Insurance and Annuity Company
Through Its Separate Account A

This supplement updates your prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call Customer Service at 1-800-366-
0066.

IMPORTANT INFORMATION ABOUT THE COMPANY

In connection with Voya Financial, Inc.’s rebranding efforts, the following changes are effective
September 1, 2014:

·	ING USA Annuity and Life Insurance Company will be renamed Voya Insurance and Annuity
Company;
·	ING North America Insurance Corporation will be renamed Voya Services Company;
·	ING Financial Partners, Inc. will be renamed Voya Financial Advisors, Inc.; and
·	The name ING GoldenSelect Genesis I and the name ING GoldenSelect Genesis Flex will be replaced with the name Voya GoldenSelect Genesis I and the name Voya GoldenSelect Genesis
Flex, respectively.

In general, all other references to the name ING will be replaced with the name Voya with the exception of ING Groep N.V., which will remain unchanged.

X.23458-14A	August 2014